Targeting the biology of aging to treat aging-related diseases Corporate Presentation December 2019 Exhibit 99.1

Forward-looking statements This presentation has been prepared by resTORbio, Inc. (“we,” ”us,” “our,” “resTORbio,” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with a rapalog, such as everolimus or sirolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as, but not limited to, “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding: the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, ongoing and planned clinical trials and preclinical activities, including the initiation, timing, enrollment, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, the timing and likelihood of success, including our ability to advance RTB101 alone or in combination with a rapalog, such as everolimus or sirolimus into, and successfully complete, clinical studies, the timing and likelihood of success of our Phase 1b/2a clinical trial of RTB101, alone or in combination with sirolimus, in Parkinson's disease, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2018, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

resTORbio highlights Extensive preclinical data demonstrate that TORC1 inhibition may ameliorate multiple aging related diseases, including neurodegenerative diseases TORC1 inhibition may be a promising approach for the treatment of Parkinson’s disease (PD) Induces lysosomal biogenesis and autophagy, clears alpha-synuclein aggregates and improves mitochondrial function in preclinical models Ameliorates levodopa-induced dyskinesia in preclinical models Lead candidate, RTB101, is an oral, selective and potent TORC1 inhibitor that has been observed in preclinical models to cross the blood brain barrier Ongoing Phase 1b/2a clinical trial of RTB101 +/- sirolimus for PD Safety, tolerability and cerebrospinal fluid (CSF) exposure data are expected by mid-2020 in PD patients RTB101 may offer the first opportunity to slow disease progression by inducing autophagy in the brain of PD patients as well as potentially ameliorate levodopa-induced dyskinesia Cash, cash equivalents and marketable securities of $117.3 million as of September 30, 2019

Pipeline * For Parkinson’s disease, we may be required to file an investigational new drug application, or IND, prior to initiating Phase 2 clinical trials ** For neurodegenerative diseases and diseases associated with TORC1 hyperactivation, subject to review by the U.S. Food and Drug Administration, we believe we may have the ability to initiate Phase 2 clinical trials without the need to conduct additional Phase 1 trials.

RTB101 OR RTB101+ sirolimus TORC1 substrates include TFEB & ULK1, regulators of autophagy and lysosomal biogenesis Decreased Lipid Synthesis Decreased Protein Synthesis SREBP 4EBP1 S6K Increased Autophagy Increased Lysosomal Biogenesis ULK1 TFEB TORC1 Decreased Protein Synthesis Key mechanism of action for neurodegenerative diseases Nyfeler et al. Molecular and Cellular Biology, 2011; Nyfeler et al. PLoS ONE, 2012; Eid et al. PNAS, 2017; Roczniak-Ferguson et al. Sci Signal, 2012

Parkinson’s Disease Neurodegenerative Diseases

Protein aggregation is a common pathogenic mechanism in aging-related neurodegenerative diseases Alzheimer’s Disease Huntington’s Disease Amyloid plaques Neurofibrillary tangles Lewy bodies Aggregated huntingtin Amyloid β protein Phosphorylated tau α-synuclein Mutated huntingtin Parkinson’s Disease

Autophagy is a mechanism by which aggregated misfolded proteins and dysfunctional organelles are broken down and recycled into nutrients in cells Defective autophagy may contribute to the accumulation of aggregated proteins in neurodegenerative diseases Protein Aggregate Autophagosome Nutrients Phagophore Autophagolysosome Lysosome Menzies et al. Neuron, 2017

Mutations in autophagy-related proteins are found in multiple neurodegenerative diseases Menzies et al. Neuron, 2017

Autophagy is a mechanism by which aggregated proteins and dysfunctional organelles are broken down and recycled into nutrients in cells TORC1 inhibition stimulates autophagy in preclinical models and therefore may have benefit in Parkinson’s disease Protein Aggregate Autophagosome Nutrients Phagophore Autophagolysosome Lysosome TORC1 inhibition ULK1 TFEB Menzies et al. Neuron, 2017; Roczniak-Ferguson et al. Sci Signal, 2012; Nyfeler et al. Molecular and Cellular Biology, 2011 Increased Autophagosome formation Increased Lysosomal Biogenesis

TORC1 may become dysregulated during aging and contribute to a decline in autophagy TORC1 activity (pS6 in liver) Fed Fasted Young Mice Old Mice Feeding activates TORC1 leading to increased protein and lipid synthesis In old mice, TORC1 activity remained aberrantly elevated during fasting, preventing upregulation of autophagy Sengupta et al. Nature, 2010 Fed Fasted In young mice, fasting inhibits TORC1 leading to upregulation of autophagy Total S6

Age is the greatest risk factor for neurodegenerative disease Age Risk of Death (per 100,000) http://www.spring.org.uk/

Intermittent TORC1 inhibition is disease-modifying in a PD rat model

Increased TFEB activation → **Clearance of toxic a-syn aggregates** → **Improved Neuronal Survival** → **Improved Motor Performance**



A.
Cyto.
Nucl.
α-syn (3w)
α-syn+CCI-779
TFEB
HDAC1
Gapdh
B.
α-syn (3w)
α-syn+Vehicle
α-syn+CCI-779
HMW
α-syn
Gapdh
C.
Striatal DA level (% of contralateral side)
100
80
60
40
20
0
α-syn (3w)
α-syn+Vehicle
α-syn+CCI-779
D.
Number of adjusting steps
10
8
6
4
2
0
α-syn (3w)
α-syn+Vehicle
α-syn+CCI-779

*p < 0.05 compared with the 3-wk α-syn group
#p < 0.05 compared with α-syn+vehicle group

In an adeno-associated virus rat PD model that overexpresses a-syn in the substantia nigra, the TORC1 inhibitor CCI-779 started 3 weeks after adenoviral delivery (3w) and given every other day for 5 weeks was shown **(A)** to correct impaired TFEB function (as reflected by increased TFEB nuclear translocation), **(B)** decreased striatal a-syn levels (both monomeric and high molecular weight (HMW) aggregates), **(C)** increased dopaminergic neuron survival and **(D)** improved motor function.

resTORbio Decressac et al. *PNAS*, 2013 13

TORC1 inhibition is disease modifying in a mouse model of PD

Increased Autophagy → **Improved Neuronal Survival** → **Improved Motor Performance**

A.



p62 puncta in DAergic SN neurons
4000
3000
2000
1000
0
***
+++
Control
Rapa

*** p< 0.001 vs WT, +++p< 0.001 vs Mut

B.



-Rapa
+Rapa
WT
Mut
DAergic SNpc counts
20000
15000
10000
5000
0
***
+
WT
Mut
Control
Rapa

***p<0.001 vs WT,+p<0.05 vs Mut

C.



Seconds
80
60
40
20
0
***
+++
Control
Rapa

*** p< 0.001 vs WT, +++p< 0.001 vs Mut

In the mutant parkin Q311X mouse model of PD, the TORC1 inhibitor rapamycin **(A)** increased autophagy in dopaminergic neurons (as evidenced by decreased p62 levels), **(B)** increased the number of dopaminergic neurons (as assessed by tyrosine hydroxylase staining) in the substantia nigra, and **(C)** improved motor coordination as assessed by time to turn downward during a pole test.

resTORbio

Siddiqui et al. *J. Neurosci.* 2015

14

TORC1 inhibition also ameliorates levodopa-induced dyskinesia in preclinical PD models



A
P-Ser240/244-S6
S6
P-Ser240/244-S6
300
200
100
0
***
ooo
B
Total AIMs score
30
15
0
***
***
Sham/L-DOPA
L-DOPA+Veh
L-DOPA+Rap2
L-DOPA+Rap5

A: Administration of levodopa in a mouse model of PD (unilateral 6-OHDA lesion) activated TORC1 selectively in medium spiny neurons and led to the development of dyskinesia.

B: Rapamycin inhibited TORC1 activation and ameliorates dyskinesia, as assessed by an abnormal involuntary movement score (AIMs), determined by an observer blind to treatment assignment. Rap2 = rapamycin 2 mg/kg and Rap5= rapamycin 5 mg/kg. ooo,*** P<0.001 versus untreated control.

resTORbio Santini et al. *Sci Signaling*, 2009

15

TORC1 inhibitors under evaluation in a Phase 1b/2a trial in Parkinson’s disease sirolimus (rapamycin): Allosteric inhibitor of TORC1 Partial TORC1 inhibitor that does not consistently induce autophagy or activate TFEB in all cell types Approved for use in humans sirolimus (rapamycin) RTB101: ATP competitive catalytic site inhibitor of mTOR protein kinase Inhibits phosphorylation of more targets downstream of TORC1 than sirolimus-like drugs and consistently induces autophagy in all cell types tested Crosses the blood brain barrier in animal models Tested in >1,000 humans Human maximum tolerated dose: 1,200 mg/day RTB101

Potential spectrum of TORC1 inhibition with RTB101 and sirolimus sirolimus
TORC1
S6K
4EBP1
SREBP
TFEB
ULK1
Decreased Protein Synthesis
RTB101
TORC1
S6K
4EBP1
SREBP
TFEB
ULK1
Decreased Protein Synthesis
Decreased Protein Synthesis
Decreased Lipid Synthesis
Increased Lysosomal Biogenesis
RTB101 + sirolimus
TORC1
S6K
4EBP1
SREBP
TFEB
ULK1
Decreased Protein Synthesis
Decreased Protein Synthesis
Decreased Lipid Synthesis
Increased Lysosomal Biogenesis
Increased Autophagy
Inhibits the phosphorylation of more targets downstream of TORC1

resTORbio

Nyfeler et al. *Molecular and Cellular Biology*, 2011; Nyfeler et al. *PLoS ONE*, 2012; Eid et al. *PNAS*, 2017; Roczniak-Ferguson et al. *Sci Signal*, 2012

17

RTB101 and sirolimus synergize to induce autophagy in neuronal cells SK-N-SH neuroblastoma cell line assay

resTORbio Phase 1b/2a Parkinson’s disease trial Study initiated in 1Q19 Data expected by mid-2020 Cohort RTB 101 dose (mg) sirolimus dose (mg) 1 300 0 2 0 2 3 300 2 4 300 4 5 300 6 Design Randomized, Placebo-Controlled Phase 1b/2a Study (4-week dosing) Mild-moderate PD patients (mH&Y I-III) On standard of care PD drugs Once weekly dosing Study Size N=45 (2:1 randomization) Key Endpoints Primary endpoint: Safety and tolerability Secondary endpoint: Exposure in blood, plasma and CSF Exploratory endpoints: Biomarkers in plasma and CSF Clinical assessments, wearables or matching placebo

The combination of RTB101 and a rapalog may have potential benefit in other neurodegenerative diseases including Huntington’s disease Source: Novartis Data on file 250nM evero RTB evero RTB101 RTB101 Aggregated mHtt protein levels in cultured cortico-striatal slices from R6/2 Huntington’s disease mouse. 250 nM everolimus 300 nM RTB101 50 nM RTB101 250 nM everolimus + 10 nM RTB101 250 nM everolimus + 30 nM RTB101 250 nM everolimus + 50 nM RTB101 Neurofilament is a marker of axons DARPP-32 is a marker of cell soma 50nM RTB101 Drug concentrations in the figures are total concentrations

Parkinson’s Disease Image from Wikiwand Prevalence Second most common neurodegenerative disease Affects 1% of population over 55 years of age Pathology Characterized by loss of >50% of the neurons that produce the neurotransmitter dopamine in a specific area of the brain (substantia nigra) Clinical manifestations Four cardinal motor symptoms: Resting tremor Bradykinesia (slowed movement) Muscle rigidity Postoral instability Current therapies treat symptoms of PD but do not alter disease progression Levodopa is used to treat PD; however, its effect tends to wear off over time and can lead to levodopa-induced dyskinesia

resTORbio highlights Extensive preclinical data demonstrate that TORC1 inhibition may ameliorate multiple aging related diseases, including neurodegenerative diseases TORC1 inhibition may be a promising approach for the treatment of Parkinson’s disease (PD) Induces lysosomal biogenesis and autophagy, clears alpha-synuclein aggregates and improves mitochondrial function in preclinical models Ameliorates levodopa-induced dyskinesia in preclinical models Lead candidate, RTB101, is an oral, selective and potent TORC1 inhibitor that has been observed in preclinical models to cross the blood brain barrier Ongoing Phase 1b/2a clinical trial of RTB101 +/- sirolimus for PD Safety, tolerability and cerebrospinal fluid (CSF) exposure data are expected by mid-2020 in PD patients RTB101 may offer the first opportunity to slow disease progression by inducing autophagy in the brain of PD patients as well as potentially ameliorate levodopa-induced dyskinesia Cash, cash equivalents and marketable securities of $117.3 million as of September 30, 2019

Targeting the biology of aging to treat aging-related diseases Corporate Presentation December 2019